                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 29, 2003

                           TRANSTEXAS GAS CORPORATION
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                                    --------
                 (State or other jurisdiction of incorporation)


        0-30475                                      76-0401023
        -------                                      ----------
(Commission File Number)                          (I.R.S. Employer
                                                 Identification No.)


                 1300 North Sam Houston Parkway East, Suite 310
                              Houston, Texas 77032
                              --------------------
          (Address of principal executive offices, including zip code)

                                 (281) 987-8600
                                 --------------
              (Registrant's telephone number, including area code)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

                  Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not applicable.

ITEM 5. OTHER EVENTS.

         On August 29, 2003, TransTexas Gas Corporation and its subsidiaries, Galveston Bay Processing Corporation and Galveston Bay Pipeline Company, issued a press release announcing that they have emerged from their joint Chapter 11 bankruptcy proceedings pursuant to the Confirmation Order of the United States Bankruptcy Court for the Southern District of Texas, Corpus Christi Division, and the Plan of Reorganization proposed by Thornwood Associates LP, an entity affiliated with Carl C. Icahn. For additional information, reference is made to the press release dated August 29, 2003, a copy of which is attached as an exhibit hereto.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

                  Not applicable.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired:

                  Not applicable.

(b) Pro forma financial information:

                  Not applicable.

(c) Exhibits:

99.1 TransTexas Gas Corporation Press Release dated August 29, 2003.

ITEM 8. CHANGE IN FISCAL YEAR.

                  Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

                  Not applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        TRANSTEXAS GAS CORPORATION


                                        By:   /s/ Bob G. Alexander
                                           -------------------------------------
                                           Name:  Bob G. Alexander
                                           Title: President, Chief Financial
                                                  Officer and Treasurer


Dated: August 29, 2003

                                INDEX TO EXHIBITS


EXHIBIT
NUMBER                               DESCRIPTION
-------                              -----------
 99.1          TransTexas Gas Corporation Press Release dated August 29, 2003.